eRoomSystem Services, Inc.                                        Identica Corp.

                            ASSET PURCHASE AGREEMENT

This Agreement entered into this the 7th day of September 2005 by eRoom System Services, Inc., a Nevada corporation (hereinafter "Seller") and eRoomSystem Technologies, Inc., a Nevada corporation and sole shareholder of Seller ("eRoomSystem Technologies"), on the one hand, and Identica Corp., an Ontario, Canada corporation (hereinafter "Buyer"), on the other hand.

WHEREAS, Seller operates a business from Salt Lake City, Utah, engaged primarily in the provision of professional services relating to maintenance of automated refreshment centers, electronic safes and energy management products at hotels; and

WHEREAS, Seller owns equipment, miscellaneous assets and intellectual property used in connection with the provision of such professional services; and

WHEREAS, Buyer is a distributor and integrator of next-generation biometric security solutions, including the TechSphere hand vascular pattern biometric technology; and

WHEREAS, Buyer desires to acquire substantially all of the assets used or useful, or intended to be used in the provision of the aforementioned professional services and utilize them for its existing business operations; and

WHEREAS, Seller desires to sell such assets to Buyer; and

WHEREAS, all monies referenced and described herein are expressed as United States Dollars.

NOW, THEREFORE, in consideration of mutual covenants contained herein and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:


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eRoomSystem Services, Inc.                                        Identica Corp.

SECTION 1. ASSETS PURCHASED; LIABILITIES ASSUMED

1.1 ASSETS PURCHASED. Seller agrees to sell to Buyer and Buyer agrees to purchase from Seller, on the terms and conditions set forth in this Agreement, the assets described in Schedule "A" ("Assets") attached hereto and made a part hereof. However, Buyer agrees to provide Seller a perpetual license on the software listed in Schedule "A".

1.2 ASSUMPTION OF LIABILITIES. Buyer shall be responsible for the assumption of the liabilities described in Schedule "B" ("Assumed Liabilities") attached hereto and made a part hereof.

SECTION 2. PURCHASE PRICE FOR ASSETS

The purchase price for the assets shall be Sixty Thousand Dollars ($60,000) (the "Purchase Price").

SECTION 3. PAYMENT OF PURCHASE PRICE

The Purchase Price shall be paid in the form of a promissory note (the "Note"), issued by Buyer in favor of Seller on even date herewith, as set forth in Schedule "C" hereto. The Note shall have a term of twelve (12) months, and interest shall accrue on the Note at the rate of eight percent (8%) per annum from the date of the Note, compounded monthly. The Note shall be repaid as follows: (i) on the six-month anniversary of the Note, the sum of $9,098.84;
(ii) on the seven-month anniversary of the Note, the sum of $9,098.84 (iii) on the eight-month anniversary of the Note, the sum of $9,098.84; (iv) on the nine-month anniversary of the Note, the sum of $9,098.84; (v) on the ten-month anniversary of the Note, the sum of $9,098.84; (vi) on the eleven-month anniversary of the Note, the sum of $9,098.84; and (vii) on the twelve-month anniversary of the Note, the sum of $9,098.84.


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eRoomSystem Services, Inc.                                        Identica Corp.

SECTION 4. OTHER AGREEMENTS

4.1 The Professional Services and Support Agreement (the "Services and Support Agreement"), attached hereto as Schedule "D" and incorporated herein by this reference in its entirety, between Buyer and eRoomSystem Technologies shall include:

4.1.1 From the date of the Services and Support Agreement through the six-month anniversary thereof, Seller shall pay all expenses relating to the operation of its Salt Lake City, Utah office, less Seven Thousand Dollars ($7,000) per month which amount shall be paid by Buyer to Seller. Commencing on the six-month anniversary of the Services and Support Agreement, Buyer shall be solely responsible for all overhead costs and expenses of the Salt Lake City, Utah operation. Notwithstanding the foregoing, Buyer shall, at all times from the date of the Support and Services Agreement, pay all expenses directly relating to its distribution and integration of next-generation biometric security solutions, including travel, long distance telephone, etc.

4.1.2 Buyer agrees that the overhead expenses and costs incurred by the Salt Lake City, Utah during the initial six month period of the Support and Services Agreement shall not exceed $115,000. To the extent that such amount is exceeded, Buyer shall pay all such costs and expenses.

4.1.3 Seller shall transfer the lease obligation of its premises located in Salt Lake City, Utah to Buyer. To the extent the landlord of such premises does not provide Seller with a novation, then Buyer hereby agrees to assume all rent obligations remaining under the terms of the lease and to indemnify Seller for any obligation thereunder. Buyer shall provide Seller with the right to utilize one office at the Salt Lake City, Utah premises. In addition, Buyer shall, at all times, allow Seller to have full right of access to aforementioned premises.


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eRoomSystem Services, Inc.                                        Identica Corp.

4.1.4 Seller and eRoomSystem Technologies shall, at all times, have priority for the provision of support services to its hotel clients by Buyer prior to the provision of support services to clients of Buyer or any other third party.

SECTION 5. REPRESENTATIONS AND WARRANTIES OF SELLER AND EROOMSYSTEM TECHNOLOGIES

5.1 CORPORATE EXISTENCE. Seller is now, and on the date of closing will be, a corporation duly organized and validly existing and in good standing under the laws of the State of Nevada. Seller has all requisite corporate power and authority to own, operate and/or lease the assets, as the case may be, and to carry on its business as now being conducted.

5.2 AUTHORIZATION. The execution, delivery and performance of this Agreement have been duly authorized and approved by the Board of Directors of Seller and eRoomSystem Technologies, and this Agreement constitutes a valid and binding agreement of Seller in accordance with its terms.

5.3 TITLE TO ASSETS. Except as described in this Agreement, Seller holds good and marketable title to the assets, free and clear of restrictions on or conditions to transfer or assign, and free and clear of liens, pledges, charges or encumbrances.

5.4 BROKERS AND FINDERS. Neither Seller nor eRoomSystem Technologies has employed any broker or finder in connection with the transaction contemplated by this Agreement or taken action that would give rise to valid claims against any party for a brokerage commission, finder's fee or other like payment.


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eRoomSystem Services, Inc.                                        Identica Corp.

5.5 TRANSFER NOT SUBJECT TO ENCUMBRANCES OR THIRD PARTY APPROVAL. The execution and delivery of this Agreement by Seller and eRoomSystem Technologies, and the consummation of the contemplated transactions, will not result in the creation or imposition of any valid lien, charge or encumbrance on any of the assets, excluding the Note described in Section 3 hereto, and will not require the authorization, consent, or approval of any third party, including any governmental division or regulatory agency.

5.6 LABOR AGREEMENTS AND DISPUTES. Seller is neither a party to, nor otherwise subject to any collective bargaining or other agreement governing the wages, hours, in terms of employment of Seller's employees. Neither Seller nor eRoomSystem Technologies are aware of any labor dispute(s) or labor trouble(s) involving employees of Seller.

5.7 NONCANCELABLE CONTRACTS. At the time of closing, there will be no material leases, employment contracts, contracts for services or maintenance (excluding outstanding Hotel Revenue Sharing Lease Agreements and Installation, Co-Maintenance and Software License and Upgrade Agreements to which Seller is a party; it is expressly understood by the Parties, that Seller and eRoomSystem Technologies shall, at all times, maintain sole ownership of its internally developed software utilized expressly for the installation and maintenance of its automated refreshment centers, electronic safes and energy management systems), or other similar contracts, existing or related to or connected with the operation of Seller's business not cancelable within thirty (30) days, other than the agreement with Commerce CRG with regard to the lease of the premises located in Salt Lake City, Utah.


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eRoomSystem Services, Inc.                                        Identica Corp.

5.8 LITIGATION. Seller and eRoomSystem Technologies have no knowledge of any claim, litigation, proceeding, or investigation pending or threatened against Seller that might result in any material adverse change in the business or condition of the assets being conveyed under this Agreement.

5.9 ACCURACY OF REPRESENTATIONS AND WARRANTIES. None of the representations or warranties of Seller or eRoomSystem Technologies contains or will contain any untrue statements of a material fact or omit or will omit or misstate a material fact necessary in order to make statements in this Agreement not misleading. Seller and eRoomSystem Technologies know of no fact that has resulted, or that in the reasonable judgment of eRoomSystem Technologies will result in material change in the business, operations, or assets of Seller that has not been set forth in this Agreement or otherwise disclosed to Buyer.

SECTION 6. REPRESENTATIONS OF BUYER

Buyer represents and warrants as follows:

6.1 CORPORATE EXISTENCE. Buyer is a corporation duly organized, validly existing, and in good standing under the laws of the Province of Ontario, Canada. Buyer has all requisite corporate power and authority to enter into this Agreement and perform its obligations hereunder.

6.2 AUTHORIZATION. The execution, delivery and performance of this Agreement have been duly authorized and approved by the Board of Directors of Buyer, and this Agreement constitutes a valid and binding agreement of Buyer in accordance with its terms.

6.3 BROKERS AND FINDERS. Buyer has not employed any broker or finder in connection with the transactions contemplated by this Agreement and has taken no action that would give rise to a valid claim against any party for a brokerage commission, finder(s)' fee or other like payment.


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eRoomSystem Services, Inc.                                        Identica Corp.

6.4 ACCURACY OF REPRESENTATIONS AND WARRANTIES. None of the representations or warranties of Buyer contains or will contain any untrue statements(s) of a material fact or omit or will omit or misstate a material fact necessary in order to make the statements contained herein not misleading.

SECTION 7. COVENANTS OF SELLER AND EROOMSYSTEM TECHNOLOGIES

7.1 SELLER'S OPERATION OF BUSINESS PRIOR TO CLOSING. Seller and eRoomSystem Technologies agree that between the date of this Agreement and the date of closing, Seller will:

7.1.1 Use its best efforts to preserve its business organization and preserve the continued operation of its business with its customers, suppliers, and others having business relations with Seller; and

7.1.2 Not assign, sell, lease or otherwise transfer or dispose of any of the assets listed in Schedule "A", except to Buyer; and

7.1.3 Maintain all of its assets in their present conditions, reasonable wear and tear and ordinary usage accepted and maintain the inventories at levels normally maintained.

7.2 ACCESS TO INFORMATION. At reasonable times prior to the closing date, Seller will provide Buyer and its representatives with reasonable access during business hours to the assets, titles, contracts and records of Seller and furnish such additional information concerning Seller's business Buyer may from time to time reasonably request.


                                                                    Page 7 of 33
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eRoomSystem Services, Inc.                                        Identica Corp.

7.3 EMPLOYEE MATTERS.

Prior to the closing date, Seller will not, without Buyer's prior written consent, enter into any material agreements with its employees or contractors, increase the rate of compensation or bonus payable to or to become payable to any employee or effect any change in the management, personnel policies, or employee benefits, except in accordance with existing employment practices.

7.4 CONDITIONS AND BEST EFFORTS. Seller and eRoomSystem Technologies will use their best efforts to effectuate the transactions contemplated by this Agreement and to fulfill all the conditions of the obligations of Seller and eRoomSystem Technologies under this Agreement, and will do all acts and things as may be required to carry out their respective obligations under this Agreement and to consummate and complete this Agreement.

SECTION 8. COVENANTS OF BUYER

8.1 CONDITIONS AND BEST EFFORTS. Buyer will use its best efforts to effectuate the transaction contemplated by this Agreement and to fulfill all the conditions of Buyer's obligations under this Agreement, and shall do all acts and things as may be required to carry out Buyer's obligations and to consummate this Agreement.

8.2 CONFIDENTIAL INFORMATION. If for any reason the sale of Assets is not closed, Buyer will not disclose to third parties any confidential information received from Seller or eRoomSystem Technologies in the course of investigating, negotiating, and performing the transactions contemplated by this Agreement.


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eRoomSystem Services, Inc.                                        Identica Corp.

SECTION 9. CONDITIONS PRECEDENT TO BUYER'S OBLIGATIONS

The obligation of Buyer to purchase the Assets is subject to the fulfillment, prior to or at the closing date, of each of the following conditions, any one or portion of which may be waived in writing by Buyer:

9.1  REPRESENTATIONS,   WARRANTIES  AND  COVENANTS  OF  SELLER  AND  EROOMSYSTEM
TECHNOLOGIES.

All representations and warranties made in this Agreement by Seller and eRoomSystem Technologies shall be true as of the closing date as fully as if such representations and warranties had been made as of the closing date. Neither Seller nor eRoomSystem Technologies shall have violated or shall have failed to perform in accordance with any covenant contained in this Agreement.

9.3 CONDITIONS OF THE BUSINESS. There shall have been no material adverse change in the manner in operation of Seller's business prior to the closing date.

9.4 NO SUITS OR ACTIONS. At the closing date, no suit, action or other proceeding shall have been threatened or instituted to restrain, enjoin or otherwise prevent the consummation of this Agreement or the contemplated transactions.

SECTION 10. CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER AND EROOMSYSTEM TECHNOLOGIES

The obligations of Seller and eRoomSystem Technologies to consummate the transactions contemplated by this Agreement are subject to the fulfillment, prior to or on the closing date, of the following condition, which may be waived in writing by Seller: (i) the legal assignment of the lease agreement for the Salt Lake City, Utah facility shall be approved by the landlord, Commerce CRG. Such assignment shall eliminate any further legal obligation on the part of Seller with respect to the aforementioned lease.


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eRoomSystem Services, Inc.                                        Identica Corp.

All representations and warranties made in this Agreement by Buyer shall be true as of the closing date as fully as if such representations and warranties have been made on and as of the closing date, and Buyer shall not have violated or shall not have failed to perform in accordance with any covenant contained in this Agreement.

SECTION 11. BUYER'S ACCEPTANCE

Buyer represents and acknowledges that it has entered into this Agreement on the basis of its own examination, personal knowledge, and opinion the value of the business. Buyer has not relied on any representations made by Seller other than those specified in this Agreement. Buyer further acknowledges that Seller has made no agreement or promise to repair or improve any equipment or other personal property being sold to Buyer under this Agreement, and that Buyer takes all such property in the condition existing on the date of this Agreement, except as otherwise provided in this Agreement.

SECTION 12. INDEMNIFICATION AND SURVIVAL

12.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Agreement shall survive the closing of this Agreement, except that any party to whom a representation of warranty has been made in this Agreement shall be deemed to have waived any misrepresentation or breach of representation or warranty which such party had knowledge prior to closing. Any party learning of a misrepresentation or breach of representation or warranty under this Agreement shall immediately give notice thereof to all other parties to this Agreement. The representations and warranties in this Agreement shall terminate one (1) year from the closing date, and such representations or warranties shall thereafter be without force or effect, except any claim with respect to which notice has been given to the party to be charged prior to such expiration date.


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eRoomSystem Services, Inc.                                        Identica Corp.

12.2 INDEMNIFICATION BY SELLER AND EROOMSYSTEM TECHNOLOGIES

12.2.1 Seller and eRoomSystem Technologies each hereby agree to indemnify and hold Buyer, its successors and assigns, harmless from and against:

(1) Any and all claims, liabilities and obligations of every kind and description, contingent or otherwise, arising out of or related to the operation of Seller's business prior to the close of business on the day before the closing date, except for claims, liabilities and obligations of Seller expressly assumed by Buyer under this Agreement or paid by insurance maintained by Seller, eRoomSystem Technologies or Buyer.

(2) Any and all damage or deficiency resulting from any material misrepresentation or breach of warranty or covenant, or nonfulfillment of any agreement on the part of Seller or the eRoomSystem Technologies under this Agreement.

12.2.2 The indemnity  obligations of Seller and eRoomSystem  Technologies  under
12.2.1 shall be subject to the following:

(1) If any claim is asserted against Buyer that would give rise to a claim by Buyer against Seller and eRoomSystem Technologies for indemnification under the provisions of this paragraph, the Buyer shall promptly give written notice to eRoomSystem Technologies concerning such claim as eRoomSystem Technologies shall, at no expense to Buyer, defend the claim.

(2) eRoomSystem Technologies shall not be required to indemnify buyer for any amount that exceeds the Purchase Price.


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eRoomSystem Services, Inc.                                        Identica Corp.

12.3 BUYER'S INDEMNIFICATION. Buyer agrees to defend, indemnify and hold harmless Seller and eRoomSystem Technologies from and against:

12.3.1 Any all claims, liabilities and obligations of every kind and description arising out of or related to the operation of the business of maintaining and servicing the automated refreshment centers, electronic safes and energy management systems of eRoomSystem Technologies following the closing date. Buyer shall, at all times, use its best good faith efforts to provide the services to eRoomSystem Technologies referred to in the immediately preceding sentence.

12.3.2   Any  all   damage   or   deficiency   resulting   from   any   material
misrepresentation, breach of warranty or covenant, or nonfulfillment of any agreement on the part of Buyer under this Agreement.

SECTION 13. CLOSING

13.1 TIME AND PLACE. This Agreement shall be closed at the offices of Identica Corp. 130 Bridgeland Avenue, Suite 100, Toronto, Ontario Canada M6A 1Z4 on or before the 7th day of September 2005, or such other time as the parties may agree in writing. If the closing has not occurred on or before September 30th, 2005, then either party may elect to terminate this Agreement. If, however, the closing has not occurred because of a breech of contract by one or more of the parties, the breaching party or parties shall remain liable for breech of contract.

13.2 OBLIGATIONS OF SELLER AND EROOMSYSTEM TECHNOLOGIES AT CLOSING. At the closing, Seller and eRoomSystem Technologies shall deliver to buyer the following:

13.2.1 Bills of Sale, Assignments, properly endorsed Certificates of Title, and other instruments of transfer, and form and substance reasonably satisfactory to counsel for Buyer, necessary to transfer and convey all of the assets to Buyer listed in Schedule "A" hereto.


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eRoomSystem Services, Inc.                                        Identica Corp.

13.2.3 Such other certificates and documents as may be called for by the provisions of this Agreement.

13.3 OBLIGATIONS OF BUYER AT CLOSING. At the closing, Buyer shall deliver to Seller the following:

13.3.1 The Professional Services and Support Agreement between Buyer and Seller's Shareholder described in Section 4 hereof and attached herewith as Schedule "D".

13.3.2 An executed Promissory Note, in the form attached hereto as Schedule "C", including the payment schedule for the Purchase Price.

13.3.3 Such other certificates and documents as may be called for by the provisions of this Agreement.

SECTION 14. RIGHTS AND OBLIGATIONS SUBSEQUENT TO CLOSING

14.1 BOOKS AND RECORDS. This Agreement does not include the books of account and records of Seller's business. However, a copy of such books and records, excluding Seller's general ledger, will be provided to Buyer for a period of six
(6) months upon written request. Upon the conclusion of the six (6) month period, Buyer shall return the copy of such books and records to Seller. Buyer will exercise reasonable care in the safekeeping of such records. Seller shall retain its general ledger but shall make it available for inspection by Buyer from time to time upon reasonable request.

14.2 SELLER'S RIGHT TO PAY. In the event Buyer fails to make any payment of taxes, assessments, insurance premiums, or other charges that Buyer is required to pay to third parties under this Agreement, Seller shall have the right, but not the obligation, to pay the same. Buyer will reimburse Seller for any such payment immediately upon Seller's demand, together with interest at the same rate provided in the Note from the date of Seller's payment until Buyer reimburses Seller. Any such payment by Seller shall not constitute a waiver by Seller of any remedy available by reason of Buyer's default for failure to make the payments.


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eRoomSystem Services, Inc.                                        Identica Corp.

SECTION 15. BULK SALES ACT.

Buyer waives compliance by Seller with the Bulk Sales Act, if any (the "Act"). In the event any creditor of Seller claims the benefit of the Bulk Sales Act against Buyer or any of the assets being conveyed to Buyer under this Agreement, Seller and eRoomSystem Technologies shall immediately pay or otherwise satisfy such claim or undertake its defense. Seller and eRoomSystem Technologies shall indemnify and hold Buyer harmless from and against any and all loss, expense, or damage resulting from the failure to comply with the Bulk Transfer law. If Seller fails to comply with the provision of this Section 15 and Buyer is required to pay any creditor of Seller in order to protect the property purchased under this Agreement from claims or liens of Seller's creditors, except those assumed by Buyer, the Buyer may offset the amount it pays against the balance due Seller by furnishing to the Seller proof of such payment in the form of a receipt from the creditor involved.

SECTION 16. TERMINATION OF AGREEMENT

16.1 BY MUTUAL CONSENT. This Agreement may be terminated only by the mutual written consent of Buyer and Seller.


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eRoomSystem Services, Inc.                                        Identica Corp.

16.2 BREACH OF REPRESENTATIONS AND WARRANTIES; FAILURE OF CONDITIONS. Buyer may elect by notice to Seller, and Seller may elect by notice to Buyer, to terminate this Agreement if;

16.2.1 The terminating party shall have discovered a material error, misstatement, or omission in the representations and warranties made in this Agreement by the other party which shall not have been cured by such other party within fifteen (15) days after written notice to such other party specifying in detail such asserted error, misstatement, or omission, or by the closing date, whichever first occurs.

16.2.2 All of the conditions precedent of the terminating party's obligations under this Agreement as set forth in Sections 9 and 10 hereof, as the case may be, have not occurred and have not been waived by the terminating party on or prior to the closing date.

16.3 CLOSING NOTWITHSTANDING THE RIGHT TO TERMINATE. The party with a right to terminate this Agreement pursuant to Section 16.2.1 or 16.2.2 shall not be bound to exercise such right, and its failure to exercise such right shall not constitute a waiver of any other right it may have under this Agreement, including but not limited to remedies for breach of a representation, warranty, or covenant.

SECTION 17. MISCELLANEOUS

17.1 The provisions of this Agreement shall be binding upon and inure to the benefit of the heirs, personal representatives, successors, and assigns of the parties.

17.2 Any notice or other communication required or permitted to be given under this Agreement shall be in writing and shall be mailed by certified mail, return receipt requested, postage prepaid, addressed to the parties as follows:

eRoomSystem Services, Inc.                                        Identica Corp.

 SELLER:                                    BUYER:
 ------                                     -----
 eRoomSystem Services, Inc.                 Identica Corp.
 1072 Madison Ave.                          130 Bridgeland Avenue, Suite 100
 Lakewood, NJ 08701                         Toronto, Ontario M6A 1Z4  Canada

All notices and other communications shall be deemed to be given at the expiration of three (3) days after the date of mailing. The addresses to which notices or other communications shall be mailed may be changed from time to time by giving written notice to the other parties as provided above.

17.3 In the event of a default under this Agreement, the defaulting party shall reimburse the non-defaulting party or parties for all costs and expenses reasonably incurred by the non-defaulting party or parties in connection with the default, including without limitation attorney fees. Additionally, in the event a suit or action is filed to enforce this Agreement or with respect to this Agreement, the prevailing party or parties shall be reimbursed by the other party for all costs and expenses incurred in connection with the suit or action, including without limitation reasonable attorney fees at the trial level and on appeal.

17.4 No waiver of any provision of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

17.5 This Agreement shall be governed by and shall be construed in accordance with the laws of the Province of Ontario.

17.6 This Agreement constitutes the entire agreement between the parties pertaining to its subject matter and it supersedes all prior contemporaneous agreements, representations, and understandings of the parties. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by all parties.

eRoomSystem Services, Inc.                                        Identica Corp.

Witness the signatures of the parties this 7th day of September, 2005.

eRoomSystem Services, Inc.:                      Identica Corp.:

BY:                                              BY:

David A. Gestetner                               Terry Wheeler
----------------------------------------         -------------------------------
Name                                             Name

/s/ David A. Gestetner                           /s/ Terry Wheeler
----------------------------------------         -------------------------------
Signature                                        Signature

Chief Executive Officer and President            President
----------------------------------------         -------------------------------
Title                                            Title

eRoomSystem Technologies, Inc.:

David A. Gestetner
----------------------------------------
Name

/s/ David A. Gestetner
----------------------------------------
Signature

Chief Executive Officer and President
----------------------------------------
Title
eRoomSystem Services, Inc.                                        Identica Corp.

                                   SCHEDULE A

                                     ASSETS

         Four Executive Desks
         Five Oak Bookcases
         Three 4 - Drawer Filing Cabinets
         One Angled Return Desks
         Angled Return Desks
         Conference Table
         (12) Guest Chairs
         Telephone System
         Three  4 - Drawer Filing Cabinets
         Filing Cabinet - Legal
         File Cabinet (Fire Proof)
         Fire Safe
         Protel Software for R & D
         Solder Station
         Oscilliscope TDS3052
         Oscilliscope TDS210 (New)
         Function Generator
         2 72x36x30 Work Benchs
         18 volt power supply
         60 volt power supply
         Dan's Computer
         Nate's computer
         John's Computer
         Miscellaneous older computers

         eRoomSystem Web Technologies Package
         (see attached detailed description)
eRoomSystem Services, Inc.                                        Identica Corp.

eRoomSystem Web Technologies Package

What it is -

The eRoomSystem Web Technologies Package consists of three frameworks, an internal company intranet, an external corporate internet, a hybrid extranet used by customers and support personnel. Each of these frameworks was custom written by Dan Bird for eRoomSystem Technologies. The integration for these frameworks is based upon the SQL(structured query language) Language, and currently runs on Microsoft SQL Server.

What it was written in -

The primary web language used in the frameworks is PHP (pre hypertext processor) server side scripting language. Each framework contains standard HTML (hypertext markup language) and JavaScript for feature enhancement.

How it works -

The Intranet is a series of web pages that dynamically retrieve and store data in the MS SQL database within a Dell Poweredge server. The intranet is only accessible from the LAN and via an extranet portal. The intranet consists of a CRM contact manager, a trouble ticket system for support calls, RMA return materials authorization system, sales and maintenance databases, as well as myriad other support tools and documentation including such items as a step by step guide to restoring a crashed system.

The Internet site consists of a standard external representation of the company and its policies. The key feature is the extranet crossover which allows customers the ability to retrieve service manuals, cheat sheets, as well as Spanish translated documentation for training, all in .PDF format.

The extranet provides external employees LAN access to company data, the intranet, and customer data via secure socket layer.

Why it is such a value -

The eRoomSystem Web Technologies Package is a great value, as all the frameworks were written in a form that can be adapted to fit any company and any situation in a timely manner. This provides for a quick solution for companies looking for a total web solution.

eRoomSystem Services, Inc.                                        Identica Corp.

                                   SCHEDULE B

                               ASSUMED LIABILITIES

                                      None.

eRoomSystem Services, Inc.                                        Identica Corp.

                                   SCHEDULE C

                                 PROMISSORY NOTE
eRoomSystem Services, Inc.                                        Identica Corp.

THIS PROMISSORY NOTE (THE "NOTE") HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE FEDERAL OR STATE SECURITIES LAWS, IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS, INCLUDING, WITHOUT LIMITATION, THE EXEMPTION CONTAINED IN SECTION 4(2) OF THE SECURITIES ACT. THIS NOTE MAY NOT BE SOLD OR TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT HAS BECOME AND IS THEN EFFECTIVE WITH RESPECT TO SUCH SECURITIES, (2) THIS NOTE IS TRANSFERRED PURSUANT TO RULE 144 PROMULGATED UNDER THE SECURITIES ACT (OR ANY SUCCESSOR RULE) OR (3) IDENTICA CORP. HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT, TO THE EFFECT THAT THE PROPOSED SALE OR TRANSFER OF SUCH SECURITIES IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ALL OTHER APPLICABLE FEDERAL OR STATE SECURITIES LAWS.

                                 Promissory Note
                                       of
                                 Identica corp.

$60,000                                                          Toronto, Canada
                                                               September 7, 2005

IDENTICA CORP., an Ontario, Canada corporation (the "Company"), for value received, hereby promises unconditionally to pay to the order of eRoomSystem
Services, Inc., a Nevada corporation, or its assigns (collectively, the "Holder"), at the address set forth in Section 8 hereof, in lawful money of the United States of America ("Dollars" or "$") and in immediately available funds, the principal amount of SIXTY THOUSAND DOLLARS ($60,000) (the "Principal"), plus any accrued and unpaid interest on the terms set forth hereinbelow.

      1. Term. This promissory note (the "Note") shall mature on the one (1) year anniversary date of issuance (the "Maturity Date").

2. Principal; Interest; and Prepayment.

(a) Principal. Principal (together will all accrued and unpaid interest (as defined below)) shall be paid in the in the amounts, and on the dates, set forth in Schedule "A" hereto. Concurrent with payment in full of this Note, including all accrued and unpaid interest and any other amounts owing hereunder, the Holder shall surrender this Note to the Company for cancellation.

(b) Interest. Interest on this Note ("Interest") shall accrue from the date of issuance at a rate equal to 8% per annum ("Interest Rate") and compounded monthly.

      (c) Prepayment. The Principal may be prepaid by the Company at any time, upon thirty (30) days' prior written notice to the Holder, without penalty.

eRoomSystem Services, Inc.                                        Identica Corp.

      3. Events of Default. If one or more of the following events ("Events of Default") shall have occurred and be continuing:

                  (a) the Company shall fail to pay when due any Principal of, or Interest on, this Note, or any fees or any other amount payable hereunder;

                  (b) any representation, warranty, certification or statement made by the Company in the Asset Purchase Agreement shall prove to have been incorrect or misleading in any material respect when made (or deemed made);

            (c) judgments or orders for the payment of money shall be rendered against the Company and such judgments or orders shall be in excess of $500,000 in the aggregate and shall not have been discharged (and provision shall not have been made for such discharge) for a period of thirty days;

            (d) the Company shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or

            (e) an involuntary case or other proceeding shall be commenced against the Company seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed for a period of 60 days;

then, and in every such event, the Holder may, by written notice to the Company, declare the Principal (together with accrued Interest thereon and all other amounts owing hereunder) shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company. In addition, the Holder shall have the right to take back the assets sold and employees released.

4. Payments; Extension of Maturity. All payments of Principal and Interest (and all other amounts owing hereunder) to be made by the Company in respect of this Note shall be made in the form of cash via wire transfer to an account designated by the Holder by written notice to the Company. All amounts payable under this Note shall be paid free and clear of, and without reduction by reason of, any deduction, setoff, or counterclaim. If the Principal and accrued and unpaid Interest become due and payable on any day other than a business day, the Maturity Date shall be extended to the next succeeding business day, and to such payable amounts shall be added the Interest which shall have accrued during such extension period at the rate per annum herein specified.

eRoomSystem Services, Inc.                                        Identica Corp.

5. Replacement of Note. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note, and (in case of loss, theft or destruction) of indemnity reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and (if mutilated) upon surrender and cancellation of this Note, the Company shall make and deliver to the Holder a new note of like tenor in lieu of this Note. Any replacement note made and delivered in accordance with this Section 5 shall be dated as of the date hereof.

6. No Waivers by Delay or Partial Exercise. No delay by the Holder in exercising any powers or rights hereunder shall operate as a waiver of such power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof, or the exercise of any other power or right hereunder or otherwise.

7. Further Assurances. Each party agrees to execute such other documents, instruments, agreements and consents, and take such other actions as may be reasonably requested by the other parties hereto to effectuate the purposes of this Note.

8. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next Business Day, (c) five
(5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent as follows:

If to the Company:                  Identica Corp.
                                    130 Bridgeland Avenue, Suite 100
                                    Toronto, Ontario Canada
                                    M6A 1Z4
                                    FAX: 416-780-9652
                                    Attention: Corporate Secretary

          If to the Holder:         eRoomSystem Technologies, Inc.
                                    1072 Madison Ave.
                                    Lakewood, NJ 08701
                                    Attention:  David A. Gestetner
                                    Telecopy: 801-572-3122

or to such other address or telecopy number as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith.

eRoomSystem Services, Inc.                                        Identica Corp.

9. Amendments and Waivers. No modification, amendment or waiver of any provision of, or consent required by, this Note, nor any consent to any departure herefrom, shall be effective unless it is in writing and signed by each of the Company and the Holder. Such modification, amendment, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

10. Exclusivity and Waiver of Rights. No failure to exercise and no delay in exercising on the part of any party, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any other rights or remedies provided by law.

11. Invalidity. Any term or provision of this Note shall be ineffective to the extent it is declared invalid or unenforceable, without rendering invalid or enforceable the remaining terms and provisions of this Note.

12. Headings. Headings used in this Note are inserted for convenience only and shall not affect the meaning of any term or provision of this Note.

13. Assignment. This Note and the rights and obligations hereunder shall not be assignable or transferable by the Company without the prior written consent of the Holder. The Holder may assign this Note and the rights and obligations hereunder without the prior written consent of the Company. Any instrument purporting to make an assignment in violation of this Section 13 shall be void.

14. Survival. Unless otherwise expressly provided herein, all representations warranties, agreements and covenants contained in this Note shall survive the execution hereof and shall remain in full force and effect until the payment in full of all Principal and accrued and unpaid Interest and all other amounts owing under this Note.

15. Miscellaneous. This Note shall inure to the benefit of the Company and the Holder, and all their respective successors and permitted assigns. Nothing in this Note is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Note or any provision herein contained.

16. Governing Law. This Note shall be governed by, and construed in accordance with, the laws of the Province of Ontario.

17. Miscellaneous. The Company hereby expressly waives presentment, demand, protest, or notice of any kind. The Company agrees to pay all fees, costs and expenses, including reasonable attorneys' fees and legal expenses, incurred by Holder in endeavoring to collect any amounts payable hereunder which are not paid when due, whether at maturity, upon acceleration or otherwise.

eRoomSystem Services, Inc.                                        Identica Corp.

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first above written.

IDENTICA CORP.

By: /s/ Terry Wheeler
    -------------------

Name: Terry Wheeler
      -----------------

Its: President
      -----------------
eRoomSystem Services, Inc.                                        Identica Corp.

                                  SCHEDULE "A"

                             NOTE REPAYMENT SCHEDULE

The note repayment schedule is as follows:

1. On the six-month anniversary of the Note, the sum of $9,098.84.

2. On the seven-month anniversary of the Note, the sum of $9,098.84.

3. On the eight-month anniversary of the Note, the sum of $9,098.84.

4. On the nine-month anniversary of the Note, the sum of $9,098.84.

5. On the ten-month anniversary of the Note, the sum of $9,098.84.

6. On the eleven-month anniversary of the Note, the sum of $9,098.84.

7. On the twelve-month anniversary of the Note, the sum of $9,098.84.

eRoomSystem Services, Inc.                                        Identica Corp.

                                   SCHEDULE D

                   PROFESSIONAL SERVICES AND SUPPORT AGREEMENT
eRoomSystem Services, Inc.                                        Identica Corp.

                  IDENTICA CORP. PROFESIONAL SERVICES AGREEMENT

THIS AGREEMENT DATED THE 7TH DAY OF SEPTEMBER, 2005

BETWEEN: IDENTICA CORP., a corporation formed under the laws of Ontario, Canada; and

EROOMSYSTEM TECHNOLOGIES, INC., a corporation formed under the laws of the state of Nevada, United States of America.

WHEREAS, eRoomsystems Technologies, Inc. ("eRoom") has a professional services subsidiary known as eRoomSystem Services, Inc., which is located in Salt Lake City, Utah ("eRoomSystem Services") and is currently underutilized; and

WHEREAS,   Identica  Corp.   ("Identica")  requires  the  services  of  such  an
organization and desires to acquire the assets and assume certain liabilities of eRoomSystem Services; and

WHEREAS, eRoom has entered into a number of Hotel Revenue Sharing Lease Agreements ("Hotel Agreements") with the Hotels listed in Schedule "A" (the "Hotels") to this Agreement which, among other things, provide financing of certain equipment to store valuables and for the refrigeration and dispensing of beverage and snack food items within the guest rooms of Hotels ("Equipment") and which Equipment automatically records the sales and usage of merchandise in the Hotels; and

WHEREAS, eRoom has ongoing obligations to its customers in accordance with the existing Hotel Agreements.

NOW, THEREFORE, Identica and eRoom ("the Parties") hereby enter into this Professional Services Agreement to provide the services to Hotels described in the existing Hotels Agreements.

1. Service

Identica will provide twenty-four (24) hour telephone service and maintenance to help maintain and keep the Equipment in normal working order during the term of the Hotel Agreements. Identica shall provide all necessary parts to service the Equipment for the term of the respective Hotel Agreements; provided, however, that eRoom shall reimburse Identica for the cost of such parts. Such services shall, at all times, have first priority over any other activities taking place at the Salt Lake City facility.

2. Maintenance Visits

Pursuant to the Hotel Agreements, Hotels shall continue to provide room and board for the training and service to be provided by the professional services team at no expense to Identica as required under the terms of the Hotel Agreements.

eRoomSystem Services, Inc.                                        Identica Corp.

3. Monitoring Visits

Identica will monitor the operations of the Equipment, and shall make semi-annual visits to the Hotels to provide Hotel staff with additional training, merchandising and operational recommendations and software support. Pursuant to the Hotel Agreements, the Hotels shall continue to provide room and board for the professional services team for monitoring visits at no expense to Identica, and on an as needed basis.

4. Software Ownership

The Parties acknowledge that eRoom owns all intellectual property rights in and to the software utilized in the provision of professional services to Hotels, including all enhancements, modification and upgrades thereto. Subject to, and on the terms and conditions hereof and during the term of this Professional Services Agreement as hereinafter described (the "Term"), eRoomSystem Services grants to Identica a non-transferable and non-exclusive license (the "License") to utilize the software in operating the Equipment for the purpose of supplying professional services to Hotels. The software must be used solely by Identica for this purpose and subject to the limitations provided herein and Identica shall not be entitled to:

a) Give, deliver, provide access to, or authorize the use of, the software by any person other than authorized employees or consultants of Identica; or

b) Give, sell, assign or grant any rights with respect to the software to any person, corporation, partnership, third party entity without the express written consent of eRoom. Identica may not assign the License without the prior written consent of eRoom, which consent may be withheld.

c) Identica may only assign the License to a person, firm, company, partnership or corporation that acquires Identica by means of a merger, consolidation or acquisition of all or substantially all of the property and assets of Identica, or a wholly owned subsidiary of Identica.

d) eRoom retains exclusive title to, any and all ownership in, the software, and all copies thereof, regardless of the form or medium in which the original or any copies thereof may exist. All rights with respect to the software not expressly granted to Identica hereunder are reserved to eRoom. The License does not grant Identica any right, claim, title to or ownership interest in the software, any trade secret, patent, copyright, trade name, trademark or other proprietary right owned, applied for or subsequently acquired by eRoom.

e) Identica agrees that the software will be used by Identica solely at its address(es) or at Hotels, subject to the terms of the Hotel Agreements, and solely for the operation of the Equipment. Any modification, enhancement, change in or addition to the software made by Identica, Hotels or otherwise, shall be and remain the sole and exclusive property of eRoom.

f) Identica agrees that the software and related materials contain proprietary information and trade secrets of eRoom (the "Confidential Information"). Identica agrees that it will authorize and permit the use of the software and Confidential Information by its employees and consultants solely for the purpose and in accordance with the provisions hereof, and will not disclose, authorize or permit disclosure by its employees and consultants of the Confidential Information to any person or entity other than Identica's authorized employees or consultants.

eRoomSystem Services, Inc.                                        Identica Corp.

g) The Term of this License shall be for the period of time in which Identica continuously uses the Equipment to provide professional services to Hotels in accordance with the terms and conditions of this Professional Services Agreement, and shall be co-terminus with the Professional Services Agreement. Upon the end of the Term, Identica shall return the software, including all enhancements, source codes, documentation and copies, to eRoom.

h) All copyright, patent, trade secret, trademark, Confidential Information and other intellectual proprietary rights in the software are, and shall remain, the exclusive property of eRoom. Identica agrees not to disclose any of the software to any third party; reproduce, transfer, or distribute the software or related documents to any third party without the expressed written consent of eRoom. In addition, all data and information collected by or residing in the Equipment, at all times during the Term and thereafter, are the property of eRoom. Identica shall be solely responsible for the actions of its employees, and consultants with respect to the software.

5. Service Fees and Costs.

a) eRoom shall pay to Identica a fee for the professional services to be rendered by it, as well as parts for Equipment provided by Identica pursuant to this Professional Services Agreement, in the amount of $0.50 per month (the "Service Payment") per guest room at Hotel's where the Equipment is located and is subject to an existing and outstanding Hotel Agreement (the "Guest Rooms"). The Service Payment may be increased by a cost of living adjustment ("COLA") annually on the anniversary of the Professional Services Agreement by written notice provided to eRoom. The Service Payment shall be made monthly in advance. The total monthly Service Payment will be calculated by multiplying the number of Guest Rooms times $0.50. The Service Payments will commence on the 1st day of the 6th month of this Agreement. Prior to that date, eRoom shall pay to Identica the exact cost of the facility, consulting fees and travel expenses of the Salt Lake City location, including wages and fees paid to existing consultants currently utilized at that facility, less $7,000 per month. Any travel expenses and other expenses not related to the provision of professional services to Hotels shall be the responsibility of Identica. Identica shall invoice an estimated amount for the first month payment due hereunder, based upon the last three month's average expense for the facility, and shall adjust the second month payment due hereunder based upon actual expenditures directly incurred during the first month payment period.

b) eRoom shall reimburse Identica, at cost, for any parts purchased to maintain the operability of the Equipment. Identica shall invoice eRoom for such costs on a monthly basis, and eRoom shall pay such invoices within fifteen (15) days of receipt.

6. Term of Maintenance Agreement.

This Professional Services Agreement shall become effective on the date of execution and shall remain in force and effect until all existing Hotel Agreements have expired or been terminated by eRoom. eRoom shall have the right to terminate the Professional Services Agreement upon providing 45 days advance notice.

eRoomSystem Services, Inc.                                        Identica Corp.

7. Notice.

All notice or other communications required or permitted to be given hereunder shall be in writing and shall be (i) delivered personally, (ii) mailed, postage prepaid, or (iii) faxed and a copy mailed to the parties, as follows:

TO: Identica Corp.

    30 Bridgeland Avenue, Suite 100

    oronto, Ontario Canada

    6A 1Z4

    EL: 416-640-0681 X302

    AX: 416-780-9652

    ttention: Corporate Secretary

TO: eRoomsystem Technologies, Inc.

    072 Madison Avenue

    Lakewood, NJ

    08701

    TEL: 732-730-0116

    FAX: 732-810-0380

    Attention: Chief Executive Officer

8. Miscellaneous Provisions.

The following miscellaneous  provisions are an integral part of this Maintenance
Agreement:

a) Binding Obligation. This Professional Services Agreement shall inure to the benefit of and constitute a binding obligation upon the contracting parties, their respective heirs, legal representatives and permitted assigns.

b) Modifications. This Professional Agreement may not be modified except by an instrument in writing signed by the parties hereto.

c) Headings. The headings used in this Professional Services Agreement are for reference purposes only and shall not be deemed to limit or affect in any way, the meaning or interpretation of any of the terms or provisions of this Professional Services Agreement.

d) Severability. The provisions of this Professional Services Agreement are severable, and should any provision hereof be void, voidable, unenforceable, or invalid, such a void, voidable, unenforceable or invalid provision shall not affect any other provision of this Professional Services Agreement.

e) Waiver. Any waiver by any party hereto of any breach of this Professional Services Agreement of any kind or character whatsoever by the other party, whether such waiver is direct or implied, shall not be construed as a continuing waiver or consent to any subsequent breach of this Professional Services Agreement on the part of the other party.

eRoomSystem Services, Inc.                                        Identica Corp.

f) Applicable Law, Jurisdiction and Venue. This Professional Services Agreement shall be governed by, and construed in accordance with, the laws of the state of Nevada, without regard to principles of conflicts of law. Identica and eRoom hereby consent to jurisdiction and venue in any state or federal court in the state of Nevada and hereby waive any objections that jurisdiction or venue in any such court is not proper.

g) Attorneys' Fees. In the event any action or proceeding is brought by any party under this Professional Services Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs of court from the non-prevailing party.

h) Counterparts. This Professional Services Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

i) Confidentiality. The terms of this Professional Services Agreement shall be confidential, excluding mandatory filings required with the United States Securities and Exchange Commission, and neither party shall reveal to any person, hotel, or other entity the terms hereof, except as necessary to enforce its terms, without the prior written consent of the other party.

j) Jurisdiction and Venue. This Professional Services Agreement will be governed by and interpreted pursuant to the laws of the State of Nevada. The parties agree any action to enforce any provision of this Professional Services Agreement shall be brought in Las Vegas, Nevada.

IN WITNESS WHEREOF, the parties hereto have executed this Professional Services Agreement the day and the year first named above.

eRoomSystem Services, Inc.:                     Identica Corp.:

BY:                                             BY:

David A. Gestetner                              Terry Wheeler
---------------------------------------         --------------------------------
Name                                            Name

/s/ David A. Gestetner                          /s/ Terry Wheeler
---------------------------------------         --------------------------------
Signature                                       Signature

Chief Executive Officer and President           President
---------------------------------------         --------------------------------
Title                                           Title


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